UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

October 25, 2022

Date of Report (Date of earliest event reported)

CARDIO DIAGNOSTICS HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-41097	87-0925574
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

400 North Aberdeen Street, Suite 900, Chicago, IL	60642
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (631) 796-5412

MANA CAPITAL ACQUISITION CORP.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.00001	CDIO	The Nasdaq Stock Market LLC
Redeemable warrants, each warrant exercisable for one-half of one share of common stock	CDIOW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

INTRODUCTORY NOTE

Unless the context otherwise requires, “we,” “us,” “our,” “Cardio” and the “Company” refer to Cardio Diagnostics Holdings, Inc., a Delaware corporation (f/k/a Mana Capital Acquisition Corp., a Delaware corporation), and its consolidated subsidiaries following the closing of the Business Combination (as defined below). Unless the context otherwise requires, references to “Mana” refer to Mana Capital Acquisition Corp., a Delaware corporation, prior to the closing of the Business Combination (the “Closing”). All references herein to the “Board” refer to the board of directors of the Company.

Terms used in this Current Report on Form 8-K (this “Report”) but not defined herein, or for which definitions are not otherwise incorporated by reference herein, shall have the meaning given to such terms in the Proxy Statement/Prospectus (as defined below), and such definitions are incorporated herein by reference.

Closing of the Business Combination

On May 27, 2022, Mana Capital Acquisition Corp., a Delaware corporation (“Mana”), and Mana Merger Sub, Inc., a Delaware corporation and wholly-owned subsidiary of Mana (“Merger Sub”), entered into an Agreement and Plan of Merger, as amended by Amendment No. 1 to the Agreement, dated September 15, 2022 (the “Business Combination Agreement”), with Cardio Diagnostics, Inc., a Delaware corporation (“Legacy Cardio”), and Meeshanthini Dogan, PhD, as the “Shareholders’ Representative.”

On October 25, 2022, Mana held a special meeting of its stockholders at which Mana’s stockholders voted to approve the proposals outlined in the final prospectus and definitive proxy statement, filed with the Securities and Exchange Commission (the “SEC”) on October 7, 2022 (the “Proxy Statement/Prospectus”), including, among other things, the adoption of the Business Combination Agreement. On October 25, 2022 (the “Closing Date”), as contemplated by the Business Combination Agreement and described in the section of the Proxy Statement/Prospectus entitled “Proposal No. 1 – The Business Combination Proposal” beginning on the page 70 of the Proxy Statement/Prospectus, Mana consummated the transactions contemplated by the Business Combination Agreement, whereby Merger Sub merged with and into Legacy Cardio, with Legacy Cardio continuing as the surviving corporation, resulting in Legacy Cardio becoming a wholly-owned subsidiary of the Company (the “Merger” and, together with the other transactions contemplated by the Business Combination Agreement, the “Business Combination”).

Pursuant to the Business Combination Agreement the Company issued the following securities, all of which were registered on the Form S-4 registration statement that was declared effective by the SEC on October 6, 2022:

•	holders of conversion rights issued as a component of units in Mana’s initial public offering (the “Public Rights”) were issued an aggregate of 928,571 shares of the Company’s common stock, $0.00001 par value (“Common Stock”);
•	holders of existing shares of common stock of Legacy Cardio and the holder of equity rights of Legacy Cardio (together, the “Legacy Cardio Stockholders”) received an aggregate of 6,883,306 shares of the Company’s Common Stock, calculated based on the exchange ratio of 3.427259 pursuant to the Merger Agreement (the “Exchange Ratio”) for each share of Legacy Cardio Common Stock held or, in the case of the equity rights holder, that number of shares of the Company’s Common Stock equal to 1% of the Aggregate Closing Merger Consideration, as defined in the Merger Agreement;

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•	the Legacy Cardio Stockholders received, in addition, an aggregate of 43,334 shares of the Company’s Common Stock (“Conversion Shares”) upon conversion of an aggregate of $433,334 in principal amount of promissory notes issued by Mana to Legacy Cardio in connection with its loan of such amount in order to extend Mana’s duration through October 26, 2022 (the “Extension Notes”), which Conversion Shares were distributed to the Legacy Cardio Stockholders in proportion to their respective interest in Legacy Cardio;
•	each Legacy Cardio option that was outstanding immediately prior to the effective time of the Merger (the “Effective Time”), each of which was unvested prior to the Closing (the “Legacy Cardio Stock Options”), was assumed by the Company and converted into an option to purchase that number of shares of the Company’s Common Stock calculated based on the Exchange Ratio; accordingly, holders of Legacy Cardio Options received options to acquire 1,759,600 shares of the Company’s Common Stock, all of which vested and became immediately exercisable upon Closing; and
•	each Legacy Cardio warrant that was outstanding immediately prior to the Effective Time (the “Legacy Cardio Warrants”) was assumed by the Company and converted into a warrant to purchase that number of shares of the Company’s Common Stock calculated based on the Exchange Ratio; accordingly, holders of Legacy Cardio Warrants received warrants to acquire 2,204,627 shares of the Company’s Common Stock pursuant to the Exchange Ratio.

In connection with the Special Meeting and the Business Combination, the holders of 6,465,452 shares of Mana Common Stock exercised their right to redeem their shares for cash at a redemption price of approximately $10.10 per share, for an aggregate redemption amount of $65,310,892.

Immediately after giving effect to the Business Combination, there were 9,514,743 issued and outstanding shares of the Company’s Common Stock. Following the Closing, the Legacy Cardio Stockholders hold approximately 72.80% of the outstanding shares of the Company (excluding the contingent right to acquire “Earnout Shares,” as described below), and Legacy Cardio became a wholly-owned subsidiary of the Company. Ownership of the Company’s Common Stock by various constituents immediately after giving effect to the Business Combination is as follows:

•	Mana public stockholders (excluding Mana Capital, LLC, the SPAC sponsor (the “Sponsor”), and Mana’s former officers and directors) own 34,548 shares of the Company’s Common Stock, which represents approximately 0.36% of the outstanding shares;
•	the Sponsor, Mana’s former officers and directors and certain permitted transferees own 1,625,000 shares of the Company’s Common Stock, which represents approximately 17.08% of the outstanding shares;
•	holders of Mana public rights own 928,571 shares of the Company’s Common Stock, which represents approximately 9.76% of the outstanding shares; and
•	Legacy Cardio Stockholders own 6,926,624 shares of the Company’s Common Stock (excluding the contingent right to acquire Earnout Shares), which represents approximately 72.80% of the outstanding shares.

The units Mana sold in its initial public offering (the “IPO”) in November 2021 (the “Units”) (MAAQU) separated into their component securities upon consummation of the Business Combination and, as a result, no longer trade as a separate security and were delisted from the Nasdaq Stock Market LLC (“Nasdaq”). In addition, in connection with the Business Combination, Mana’s Public Rights to receive 1/7th of one share of the Company’s Common Stock (MAAQR), issued as a component of its Units, were converted into 928,571 shares of the Company’s Common Stock, and the Public Rights were delisted from Nasdaq on October 26, 2022. On October 26, 2022, the Company’s Common Stock and the Company’s public warrants that were a component of the Units sold in the IPO (the “Public Warrants”) began trading on the Nasdaq Capital Market under the symbols “CDIO” and “CDIOW,” respectively. The information about Nasdaq trading is set forth in Item 3.01 and is incorporated herein by this reference.

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Earnout Shares

A portion of the total merger consideration is subject to an earnout over a four-year period following the Closing (the “Earnout Period”). Upon certain triggering events that occur during the Earnout Period, Legacy Cardio Stockholders (referred to below as the “Stockholder Earnout Group”) are entitled to receive up to an additional 1,000,000 shares of the Company’s Common Stock (the “Earnout Shares”). The Earnout Shares were reserved at the Closing and will be issued upon the following triggering events after the Closing of the Business Combination. The triggering events that will result in the issuance of the Earnout Shares during the Earnout Period are the following:

•	one-quarter of the Earnout Shares will be issued to each member of the Stockholder Earnout Group, as defined in the Merger Agreement (“Stockholder Earnout Group”) on a pro rata basis if, on or prior to the fourth anniversary of the Closing, the VWAP (as defined in the Merger Agreement) of the Company’s Common Stock equals or exceeds $12.50 per share (subject to adjustment for stock splits, reverse stock splits and other similar events of recapitalization) for 30 of any 40 consecutive trading days commencing after the Closing on the Nasdaq;
•	in addition to the issuance of Earnout Shares contemplated by the immediately preceding clause bullet, an additional one-quarter of the Earnout Shares will be issued to each member of the Stockholder Earnout Group on a pro rata basis if, on or prior to the fourth anniversary of the Closing the VWAP of the Company’s Common Stock equals or $15.00 per share (subject to adjustment) for 30 of any 40 consecutive trading days commencing after the Closing on the Nasdaq;
•	in addition to the issuance of Earnout Shares contemplated by the immediately preceding bullets, an additional one-quarter of the Earnout Shares will be issued to each member of the Stockholder Earnout Group on a pro rata basis if, on or prior to the fourth anniversary of the Closing the VWAP of the Company’s Common Stock equals or $17.50 per share (subject to adjustment) for 30 of any 40 consecutive trading days commencing after the Closing on the Nasdaq; and
•	in addition to the issuance of Earnout Shares contemplated by the immediately preceding bullets, an additional one-quarter of the Earnout Shares will be issued to each member of the Stockholder Earnout Group on a pro rata basis if, on or prior to the fourth anniversary of the Closing the VWAP of the Company’s Common Stock equals or $20.00 per share (subject to adjustment) for 30 of any 40 consecutive trading days commencing after the Closing on the Nasdaq.

Each Triggering Event described above will only occur once, if at all, and in no event will the Stockholder Earnout Group be entitled to receive more than an aggregate of 1,000,000 Earnout Shares.

Mana Redemptions and Conversion of Rights

In connection with the Mana stockholder vote on the Business Combination, Mana stockholders redeemed an aggregate of 6,465,452 shares of Common Stock for total redemption consideration of $65,310,892 which amount was paid out of the Investment Management Trust established in connection with Mana’s initial public offering in November 2021 (the “Trust Account”). At the Closing of the Business Combination, all outstanding Public Rights automatically converted into one-seventh of a share of Common Stock, or 928,571 shares of Common Stock. The separate trading of Units and Public Rights of Mana was terminated upon the closing of the Business Combination. The information set forth under the heading “Market Price of and Dividends on the Registrant’s Common Equity and Related Stockholder Matters – Market Information and Holders” and under Item 3.01 (Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing) of this Current Report on Form 8-K are incorporated herein by reference.

A more detailed description of the Business Combination and the terms of the Merger Agreement are included in the final Proxy Statement/Prospectus filed by the Company with the SEC on October 7, 2022, in the section titled “Proposal No. 1 –The Business Combination Proposal” beginning on page 70 thereof. The foregoing description of the Merger Agreement is a summary only and is qualified in its entirety by the full text of the Merger Agreement, as amended, a copy of which is filed as Exhibits 2.1 (the Merger Agreement dated as of May 27, 2022) and 2.2 (the First Amendment to the Merger Agreement, dated September 15, 2022) to this Current Report on Form 8-K and incorporated herein by reference.

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Item 1.01.	Entry into a Material Definitive Agreement

The following material agreements were entered into by the Company at the Closing of the Business Combination:

Non-Competition and Non-Solicitation Agreements

On October 25, 2022, in connection with the Business Combination, certain Legacy executives and the Chairman of the Board, all of whom are executive officers and/or directors of the Company, entered into a non-competition and non-solicitation agreement, pursuant to which they each agreed to non-solicitation and non-compete covenants for a period of the lesser of three years from the Closing or one year following the termination of such person’s employment or consulting services, as the case may be, with the Company or any of its subsidiaries. A copy of the form of Non-Competition and Non-Solicitation Agreement is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference. The foregoing description of the Non-Competition and Non-Solicitation Agreement is qualified in its entirety by reference thereto.

Lock-up Agreements

On October 25, 2022, in connection with the Business Combination, certain of the Company’s executives and their spouses and controlled entities, and the Chairman of the Board, agreed, subject to certain customary exceptions, not to (i) offer, sell, contract to sell, pledge or otherwise dispose of, directly or indirectly, any of the Lock-up Shares (as defined below) (including any securities convertible into, or exchangeable for, or representing the rights to receive, Lock-up Shares), enter into a transaction that would have the same effect, or enter into any swap, hedge or other arrangement that transfers, in whole or in part, any of the economic consequences of ownership of such Lock-up Shares, whether any of these transactions are to be settled by delivery of any such Lock-up Shares, in cash or otherwise, (ii) publicly disclose the intention to make any offer, sale, pledge or disposition, or (iii) to enter into any transaction, swap, hedge or other arrangement, or engage in any short sales, as defined in Rule 200 promulgated under Regulation SHO under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), with respect to any security of the Company until the date that is six months after the Closing Date. A total of 5,240,563 shares of the Company’s Common Stock (the “Lockup Shares”) is subject to the Lockup Agreements.

The material terms of the Lock-Up Agreement are described in the section of the Proxy Statement/Prospectus beginning on page 94 titled “Proposal No. 1 – The Business Combination Proposal – The Merger Agreement – Lock-up Agreements.” A copy of the form of Lock-up Agreement is filed as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated herein by reference. The foregoing description of the Lock-up Agreement is qualified in its entirety by reference thereto.

Waiver Agreement

On October 25, 2022, Mana, Mana Merger Sub Inc., Legacy Cardio and Meeshanthini Dogan, as representative of the Legacy Cardio shareholders, entered into a waiver agreement (the “Waiver Agreement”). Under the terms of the Waiver Agreement, the parties agreed that the indemnification escrow contemplated by the Merger Agreement would not be required, and, as a result, the parties waived the conditions to closing that the parties enter into an indemnification escrow agreement and that Legacy Cardio stockholders deposit into an escrow account 800,000 shares of the Company’s Common Stock to satisfy future indemnification claims, if needed. The parties further agreed that the provision in the Merger Agreement providing that the sole remedy for indemnified losses would be the recovery of escrowed shares having a value equal to the losses as finally determined was also waived. The Waiver Agreement did not otherwise modify the specific provisions of indemnification set forth in the Merger Agreement.

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A copy of the form of Waiver Agreement is filed as Exhibit 2.3 to this Current Report on Form 8-K and is incorporated herein by reference. The foregoing description of the Waiver Agreement is qualified in its entirety by reference thereto.

Item 2.01.	Completion of Acquisition or Disposition of Assets

The disclosure set forth in the “Introductory Note” above is incorporated by reference into this Item 2.01. The material terms and conditions of the Merger Agreement are described in the Proxy Statement/Prospectus in the sections titled “Proposal No. 1 – The Business Combination Proposal,” and “The Business Combination Agreement” beginning on pages 70 and 89, respectively, and that information is incorporated herein by reference.

The Merger Agreement and the Business Combination were approved by the Company’s stockholders at the special meeting of the Company’s stockholders held on October 25, 2022 (the “Special Meeting”). On October 25, 2022, the parties to the Merger Agreement consummated the Business Combination.

Immediately after the Closing, the Company had the following outstanding securities:

•	9,514,743 shares of Common Stock;
•	3,250,000 Public Warrants and 2,500,000 private warrants that were issued to the Sponsor in connection with Mana’s initial public offering, each exercisable for one share of Common Stock at an exercise price of $11.50 per share, subject to adjustment for stock splits, reverse stock splits and other similar events of recapitalization;
•	2,204,627 privately-issued warrants, each exercisable for one share of Common Stock at exercise prices ranging from $3.90 to $6.21 per share, subject to adjustment (the “Private Warrants”); and
•	1,759,600 options, each exercisable for one share of Common Stock at an exercise price of $3.90 per share, subject to adjustment (the “Options”).

FORM 10 INFORMATION

Item 2.01(f) of Form 8-K states that if the predecessor registrant was a “shell company” (as such term is defined in Rule 12b-2 under the Exchange Act), as the Company was immediately before the Business Combination, then the registrant must disclose the information that would be required if the registrant were filing a general form for registration of securities on Form 10. As a result of the consummation of the Business Combination, the Company has ceased to be a shell company. Accordingly, the Company is providing the information below that would be included in a Form 10 if the Company were to file a Form 10. Please note that the information provided below relates to the Company after the consummation of the Business Combination and the transactions contemplated by the Merger Agreement, unless otherwise specifically indicated or the context otherwise requires.

The following information is provided about the business of the Company following the consummation of the Business Combination, set forth below under the following captions:

•	Cautionary Note Regarding Forward-Looking Statements;
•	Business and Properties;
•	Risk Factors;
•	Management’s Discussion and Analysis of Financial Condition and Operations;
•	Security Ownership of Certain Beneficial Owners and Management;

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•	Directors and Executive Officers;
•	Director Independence;
•	Committees of the Board of Directors;
•	Executive Compensation;
•	Director Compensation;
•	Certain Relationships and Related Transactions;
•	Legal Proceedings;
•	Market Price of and Dividends on the Registrant’s Common Stock and Related Stockholder Matters;
•	Description of Securities;
•	Indemnification of Directors and Officers; and
•	Financial Statements, Supplementary Data and Exhibits.

Cautionary Note Regarding Forward-Looking Statements

The Company makes forward-looking statements in this Current Report on Form 8-K and in documents incorporated herein by reference. All statements, other than statements of present or historical fact included in or incorporated by reference in this Current Report on Form 8-K, regarding the Company’s future financial performance, as well as the Company’s strategy, future operations, financial position, estimated revenues, and losses, projected costs, prospects, plans and objectives of management are forward-looking statements. When used in this Current Report on Form 8-K, the words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intends,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “will,” “would” the negative of such terms and other similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. These forward-looking statements are based on management’s current expectations, assumptions, hopes, beliefs, intentions and strategies regarding future events and are based on currently available information as to the outcome and timing of future events. The Company cautions you that these forward-looking statements are subject to all of the risks and uncertainties, most of which are difficult to predict and many of which are beyond the control of the Company, incident to its business.

These forward-looking statements are based on information available as of the date of this Current Report on Form 8-K, and current expectations, forecasts and assumptions, and involve a number of risks and uncertainties. Accordingly, forward-looking statements in this Current Report on Form 8-K and in any document incorporated herein by reference should not be relied upon as representing the Company’s views as of any subsequent date, and the Company does not undertake any obligation to update forward-looking statements to reflect events or circumstances after the date they were made, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

As a result of a number of known and unknown risks and uncertainties, the Company’s actual results or performance may be materially different from those expressed or implied by these forward-looking statements. Some factors that could cause actual results to differ include:

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•	the Company’s ability to recognize the anticipated benefits of the Business Combination, which may be affected by, among other things, competition and the ability of the Company to grow and manage growth profitably following the Closing Date;
•	the anticipated costs associated with the Business Combination;
•	the Company’s financial and business performance following the Business Combination, including financial projections and business metrics;
•	the potential business or economic disruptions caused by current and future pandemics, such as the COVID-19 pandemic;
•	the ability to maintain the listing of the Company’s common stock and the warrants on a stock exchange, and the potential liquidity and trading of its securities;
•	the possible price volatility of the Company’s securities due to a variety of factors, including changes in the competitive and regulated industries in which the Company operates, variations in operating performance across competitors, changes in laws and regulations affecting the Company’s business, the Company’s inability to implement its business plan or meet or exceed its financial projections and changes in the combined capital structure;
•	the Company’s ability to raise financing in the future;
•	the Company's future capital requirements and sources and uses of cash;
•	the Company’s plans and ability to launch synergistic products and expand the channels in which its products are made available;
•	the Company’s ability to maintain and protect its brand and its intellectual property;
•	the Company’s ability to attract and retain talent and the effectiveness of its compensation strategies and leadership;
•	the projected financial information, growth rate, strategies and market opportunities for the Company;
•	the ability to implement business plans, forecasts, and other expectations after the completion of the transaction, and identify and realize additional opportunities;
•	the Company’s ability, assessment of and strategies to compete with its competitors;
•	the success of the Company’s marketing strategies;
•	the Company’s officers and directors allocating their time to other businesses and potentially having conflicts of interest with the Company’s business;
•	general economic conditions and their impact on demand for the Company’s products and services;
•	the Company’s ability to maintain its core technology and other licenses, refrain from infringing on the intellectual property rights of others and operate in regulated industries;
•	the Company’s ability to prevent and guard against cybersecurity attacks;
•	the Company’s reliance on third party service providers for processing payments, web and mobile operating systems, software, background checks and insurance policies; and
•	the outcome of any known and unknown litigation and regulatory proceedings, including the occurrence of any event, change or other circumstances, including the outcome of any legal proceedings that may be instituted against Mana and the Company following the Business Combination.

Please see the other risks and uncertainties set forth in the Proxy Statement/Prospectus in the section titled “Risk Factors” beginning on page 21 of the Proxy Statement/Prospectus, which is incorporated herein by reference.

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In addition, statements that “Cardio believes,” “the Company believes” or “Mana believes” and similar statements reflect Legacy Cardio’s or Mana’s beliefs and opinions on the relevant subject. These statements are based upon information available to Legacy Cardio or Mana, as the case may be, as of the date of the Proxy Statement/Prospectus, and while Legacy Cardio or Mana, as the case may be, believes such information forms a reasonable basis for such statements, such information may be limited or incomplete, and such statements should not be read to indicate that such party has conducted an exhaustive inquiry into, or review of, all potentially available relevant information. These statements are inherently uncertain and investors are cautioned not to unduly rely upon these statements.

Business and Properties

The business and properties of Legacy Cardio and Mana prior to the Business Combination are described in the Proxy Statement/Prospectus in the sections titled “Information About Cardio” and “Mana’s Business” beginning on pages 108 and 163, respectively, of the Proxy Statement/Prospectus, and such descriptions are incorporated herein by reference.

Risk Factors

The risks associated with the Company’s business are described in the Proxy Statement/Prospectus in the section titled “Risk Factors” beginning on page 21of the Proxy Statement/Prospectus and are incorporated herein by reference.

Financial Information

Unaudited Condensed Consolidated Financial Statements

The unaudited pro forma condensed combined financial information of Legacy Cardio prior to the Business Combination as of June 30, 2022 and December 31, 2021 and for the six months ended June 30, 2022 have been prepared in accordance with U.S. generally accepted accounting principles and pursuant to the regulations of the SEC and are included in the Proxy Statement/Prospectus beginning on Page F-54 of the Proxy Statement, which information is incorporated herein by reference. The unaudited financial information reflects, in the opinion of management, all adjustments, consisting of normal recurring adjustments, considered necessary for a fair statement of Legacy Cardio’s financial position, results of operations and cash flows for the period indicated. The results reported for the interim period presented are not necessarily indicative of results that may be expected for the full year.

These unaudited condensed consolidated financial statements should be read in conjunction with the historical audited consolidated financial statements of Legacy Cardio as of and for the years ended December 31, 2021 and 2020 and the related notes included in the Proxy Statement/Prospectus beginning on page F-38 and the section entitled “Management’s Discussion and Analysis of Financial Condition and Results of Operations of Cardio” beginning on page 139 of the Proxy Statement/Prospectus.

Unaudited Pro Forma Condensed Combined Financial Information

The unaudited pro forma condensed combined financial information of Mana and Legacy Cardio as of and for the six months ended June 30, 2022 and the year ended December 31, 2021 is included in the Proxy Statement/Prospectus in the section entitled “Unaudited Pro Forma Condensed Combined Financial Information” beginning on page 148 of the Proxy Statement/Prospectus and is incorporated herein by reference.

Management’s Discussion and Analysis of Financial Condition and Results of Operations

Reference is made to the disclosure contained in the Proxy Statement/Prospectus in the sections titled “Mana’s Management’s Discussion and Analysis of Financial Condition and Results of Operations of Mana for the Six Months Ended June 30, 2022 and the Fiscal Year Ended December 31, 2021” beginning on page 158 and “Management’s Discussion and Analysis of Financial Condition and Results of Operations of Cardio” beginning on page 139, which are incorporated herein by reference.

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Directors and Executive Officers

After the Closing Date, the Company’s directors and executive officers are as follows, with each person’s biography and familial relationship, if any, described in the Proxy Statement/Prospectus in the section titled “Management of the Company After the Business Combination” beginning on page 183 of the Proxy Statement/Prospectus, which is incorporated herein by reference.

Name	Age	Position
Executive Officers
Meeshanthini (Meesha) Dogan, PhD	33	Chief Executive Officer and Director
Robert (Rob) Philibert, MD PhD	61	Chief Medical Officer and Director
Elisa Luqman, JD MBA	57	Chief Financial Officer
Timur Dogan, PhD	34	Chief Technology Officer
Khullani Abdullah, JD	39	Vice President of Revenue and Strategy

Non-Employee Directors
Warren Hosseinion, MD	50	Non-Executive Chairman
Brandon Sim	29	Director
Stanley K. Lau, MD	66	Director
Oded Levy	61	Director
James Intrater	58	Director

Executive Compensation

Information with respect to the compensation of the Company’s Chief Executive Officer, who is the sole named executive officer (“NEO”) for the required reporting period, is described in the Proxy Statement/Prospectus in the section titled “Cardio’s Executive Compensation” beginning on page 135 of the Proxy Statement/Prospectus, which information is incorporated herein by reference.

At the Special Meeting, Mana stockholders approved the Cardio Diagnostics Holdings, Inc. 2022 Equity Incentive Plan (the “Omnibus Incentive Plan”). The description of the Omnibus Incentive Plan is set forth beginning on page 97 of the Proxy Statement/Prospectus section entitled “Equity Plan Adoption Proposal,” which is incorporated herein by reference. The description of the Omnibus Incentive Plan is not complete and is subject to and qualified in its entirety by reference to the Omnibus Incentive Plan, a copy of which is attached hereto as Exhibit 10.5 and the terms of which are incorporated by reference herein. The options previously granted to Legacy Cardio employees and directors, including the persons who became executive officers and directors of the Company, were assumed by the Company in connection with the Business Combination. All assumed options became immediately exercisable upon consummation of the Business Combination and are reflected in the beneficial ownership table below under the heading “Security Ownership of Certain Beneficial Owners and Management.”

Employment Agreements

A description of the employment agreements that a subsidiary of the Company has entered into with certain Company officers, including its non-executive chairman of the board, is set forth beginning on page 186 of the Proxy Statement/Prospectus in the section titled “Management of the Company After the Business Combination – Employment Arrangements with the Company’s Executive Officers,” and that information is incorporated herein by reference.

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Director Compensation

A description of the compensation of the directors of Legacy Cardio before the consummation of the Business Combination is set forth beginning on page 135 of the Proxy Statement/Prospectus in the section titled “Cardio’s Executive Compensation,” and that information is incorporated herein by reference. Information with respect to Mana’s director compensation prior to the Business Combination is set forth beginning on page 135 of the Proxy Statement/Prospectus in the section titled “Cardio’s Executive Compensation - Cardio’s Director Compensation,” and that information is incorporated herein by reference.

The Company’s Compensation Committee has not yet met to determine compensation of directors following the Business Combination.

Upon the Closing Date, each of the Company’s directors is eligible to participate in the Company’s Omnibus Incentive Plan filed as Exhibit 10.5 to this Current Report on Form 8-K, subject to the terms and conditions of the aforementioned plan.

Director Independence

Information with respect to the independence of the Company’s directors is set forth beginning on page 188 of the Proxy Statement/Prospectus in the section titled “Management of Company After the Business Combination – Information Regarding the Company’s Board of Directors and its Corporate Governance -- Director Independence” and that information is incorporated herein by reference.

Committees of the Board of Directors

Information with respect to the composition of the Board immediately after the Closing is set forth in the Proxy Statement/Prospectus in the section titled “Management of the Company After the Business Combination – Information Regarding the Company’s Board of Directors and its Corporate Governance – Committees of the Board of Directors,” beginning on page 188, and that information is incorporated herein by reference, subject to the updates set forth in Item 5.02 below, which is incorporated by reference into this Item 2.01.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth information regarding the beneficial ownership of the Company’s Common Stock immediately after the consummation of the Business Combination by:

•        each person known to the Company to be the beneficial owner of more than 5% of the Company’s Common Stock;

•        each person who is an executive officer or director of the Company; and

•        all of the Company’s executive officers and directors as a group.

Beneficial ownership is determined in accordance with SEC rules and includes voting or investment power with respect to securities. Except as indicated by the footnotes below, the Company believes, based on the information furnished to it as of the closing of the Business Combination, that the persons named in the table below have, sole voting and investment power with respect to all stock that they beneficially own, subject to applicable community property laws. All Company stock subject to options or warrants exercisable within 60 days of the closing of the Business Combination are deemed to be outstanding and beneficially owned by the persons holding those options or warrants for the purpose of computing the number of shares beneficially owned and the percentage ownership of that person. They are not, however, deemed to be outstanding and beneficially owned for the purpose of computing the percentage ownership of any other person.

Subject to the paragraph above, percentage ownership of outstanding shares is based on 9,514,743 shares of the Company’s Common Stock outstanding immediately following the closing of the Business Combination.

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The following table does not reflect beneficial ownership of any common stock issuable upon exercise of warrants, as the warrants are not exercisable within 60 days of the Closing of the Business Combination, but it does reflect those options to be held by the following persons, all of which become exercisable upon consummation of the Business Combination. The table also reflects the reallocation of the Aggregate Closing Merger Consideration to existing Legacy Cardio stockholders in light of the exercise of outstanding equity rights held by the University of Iowa Research Foundation, which has elected to exercise those rights in connection with the Business Combination. In computing the number of shares of common stock beneficially owned by a person and the percentage ownership of that person, the Company deemed as outstanding shares of common stock subject to options held by that person that are currently exercisable or exercisable within 60 days of the Closing of the Business Transaction. The Company did not deem these exercisable shares outstanding, however, for the purpose of computing the percentage ownership of any other person. The applicable footnotes are an integral part of the table and should be carefully read in order to understand the actual ownership of the Company’s securities.

Name and Address of Beneficial Owner(1)	Amount and Nature of Beneficial Ownership	Approximate Percentage of Outstanding Shares

Directors, Executive Officers and Greater than 5% Holders
Meeshanthini Dogan(2)	2,271,916	22.3%
Robert Philibert(3)	2,129,881	21.2%
BD Holding, Inc.(4)	2,100,553	22.1%
Warren Hosseinion(5)	458,779	4.7%
Elisa Luqman(6)	216,700	2.2%
Timur Dogan(7)	150,683	1.6%
Khullani Abdullahi	14,554	*
James Intrater	—	—
Stanley K. Lau	—	—
Oded Levy	—	—
Brandon Sim	—	—
All Executive Officers and Directors as a Group (10 individuals)(8)	5,242,513	44.5%

_______

*

(1)	Unless otherwise noted, the address for the persons in the table is 400 N. Aberdeen St., Suite 900, Chicago IL 60642.
(2)	Includes 685,452 shares of Common Stock issuable upon exercise of options that are currently exercisable. Does not include the securities separately owned by Timur Dogan, Meeshanthini Dogan’s husband, which are separately presented in the above table. Meeshanthini Dogan may be deemed to be the indirect beneficial owner of the securities owned by Timur Dogan; however, she disclaims beneficial ownership of the shares held indirectly, except to the extent of her pecuniary interest.
(3)	Shares of common stock reflected in the table as beneficially owned by Dr. Philibert include: (i) 7,601 shares of Common Stock owned by Dr. Philibert’s wife, as to which he may be deemed to be the beneficial owner but as to which he disclaims beneficial ownership except to the extent of his pecuniary interest therein; (ii)(a) 1,586,464 shares of Common Stock owned by BD Holding, Inc. (see Note (4) below), and (b) 14,126 shares of Common Stock owned by Behavioral Diagnostics, Inc., a corporation controlled by Dr. Philibert and in which he serves as chief executive officer. Dr. Philibert disclaims beneficial ownership of all such indirectly-owned shares except to the extent of his pecuniary interest in such corporations. Also includes 514,089 shares of Common Stock issuable upon exercise of options that are currently exercisable.

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(4)	BD Holding, Inc. is an S Corporation owned by Robert Philibert and his wife, Ingrid Philibert. Robert Philibert is the sole officer and director and has voting and dispositive control over the securities of BD Holding, Inc. The address for BD Holding is 15 Prospect Place, Iowa City, IA 52246.
(5)	Includes 342,726 shares of the Common Stock issuable upon exercise of options that are currently exercisable.
(6)	Includes 171,363 shares of common stock issuable upon exercise of options that are currently exercisable.
(7)	Includes 40,589 shares of common stock issuable upon exercise of options that are currently exercisable. Does not include the securities separately owned by Meeshanthini Dogan, Timur Dogan’s wife, which are separately presented in the above table. Timur Dogan may be deemed to be the indirect beneficial owner of the securities owned by Meeshanthini Dogan; however, he disclaims beneficial ownership of the shares held indirectly, except to the extent of his pecuniary interest.
(8)	Includes 1,754,219 shares of common stock issuable upon exercise of options that are currently exercisable.

Certain Relationships and Related Party Transactions

Certain relationships and related party transactions of Mana are described beginning on page 179 of the Proxy Statement/Prospectus in the section titled “Certain Relationships, and Related Transactions and Director Independence of Mana.” Certain relationships and related party transactions of Legacy Cardio are described beginning on page 135 of the Proxy Statement/Prospectus in the section titled “Certain Cardio Relationships and Related Person Transactions.” The information in these two sections is incorporated herein by reference.

Legal Proceedings

There is no material litigation, arbitration or governmental proceeding currently pending against Mana or Legacy Cardio or any members of their respective management teams prior to the Business Combination in their capacity as such.

Market Price of and Dividends on the Registrant’s Common Equity and Related Stockholder Matters

Market Information and Holders

Mana’s publicly-traded Common Stock, Units, Public Rights and Public Warrants were historically listed on the Nasdaq Global Market under the symbols “MAAQU, MAAQ, MAAQR and MAAQW,” respectively. The closing price of each of the Mana Units, Mana Common Stock, Public Rights and Public Warrants on October 25, 2022, the last trading day before the Closing of the Business Combination, was $8.01, $5.99, $0.56 and $0.1999, respectively. At the Closing, each of Mana’s Units separated into its components consisting of one share of Common Stock, one-seventh of one Public Right and one redeemable Public Warrant and, as a result, the Units no longer trade as a separate security. In addition, the Public Rights automatically converted into an aggregate of 928,571 shares of Common Stock in connection with the Closing and were distributed to the holders thereof as of the Record Date. As a result, the Public Rights are no longer outstanding. On October 26, 2022, Nasdaq filed Form 25 with the SEC to delist the Mana Units and Public Rights from the Nasdaq Stock Market.

On October 26, 2022, the Company’s Common Stock and Public Warrants outstanding upon the Closing began trading on the Nasdaq Capital Market under the symbols “CDIO” and “CDIOW,” respectively. The information set forth in Item 3.01 of this Current Report on Form 8-K is incorporated herein by reference.

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As of the Closing Date and following the completion of the Business Combination, the Company had 9,514,743 shares of the Common Stock issued and outstanding held of record by 104 holders, 3,250,000 Public Warrants outstanding held of record by three holders, 4,704,627 Private Warrants outstanding held of record by approximately 73 holders, including 2,500,000 Private Warrants that were issued to the Sponsor in connection with Mana’s initial public offering, and 1,759,600 Options outstanding held of record by seven Company officers, directors and employees.

Dividends

The Company currently intends to retain its future earnings, if any, to finance the further development and expansion of its business and does not intend to pay cash dividends in the foreseeable future. Any future determination to pay dividends will be at the discretion of the Board and will depend on the Company’s financial condition, results of operations, capital requirements, restrictions contained in future agreements and financing instruments, business prospects and such other factors as its Board deems relevant. As a result, investors may not receive any return on an investment in the Common Stock unless the shares are sold for a price greater than the purchase price.

Description of Registrant’s Securities

The Company’s Second Amended and Restated Certificate of Incorporation currently authorizes the issuance of 300,000,000 shares of common stock, par value $0.00001 per share and 100,000,000 shares of preferred stock, par value $0.00001 per share. Immediately following the Closing of the Business Combination, the Company had 9,514,743 shares of Common Stock and no shares of preferred stock, $0.00001 par value (the “Preferred Stock”) issued and outstanding.

Common Stock

A description of the Company’s Common Stock is included in the Proxy Statement/Prospectus in the section titled “Description of Mana’s Securities – Common Stock” beginning on page 195 of the Proxy Statement/Prospectus, which description is incorporated herein by reference.

Preferred Stock

A description of the Company’s authorized Preferred Stock is included in the Proxy Statement/Prospectus in the section titled “Description of Mana’s Securities – Preferred Stock” beginning on page 197 of the Proxy Statement/Prospectus, which description is incorporated herein by reference.

Warrants

A description of Mana’s Public and Private Warrants is included in the Proxy Statement/Prospectus in the section titled “Description of Mana’s Securities – Warrants” beginning on page 198 of the Proxy Statement/Prospectus, which description is incorporated herein by reference.

In addition, prior to the Business Combination, Legacy Cardio had privately-issued warrants that were assumed by the Company, resulting in the assumption of an aggregate of 2,204,627 Private Warrants to purchase the Company’s Common Stock at exercise prices ranging from $3.90 to $6.21. These Private Warrants expire at various times between May and September 2027.

Indemnification of Directors and Officers

The information set forth in the section entitled “Management of the Company After the Business Combination – Limitation on Liability and Indemnification of Officers and Directors” beginning on page 192 of the Proxy Statement/Prospectus is incorporated herein by reference.

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The Company intends to enter into indemnification agreements with each of the newly elected directors and newly appointed executive officers, which agreements will provide that the Company will indemnify such directors and executive officers under the circumstances and to the extent provided for therein, from and against all losses, claims, damages, liabilities, joint or several, expenses (including legal fees and expenses), judgments, fines, penalties, interest, settlements or other amounts arising from any and all threatened, pending or completed claim, demand, action, suit or proceeding, whether civil, criminal, administrative or investigative, and whether formal or informal, and including appeals, in which he or she may be involved, or is threatened to be involved, as a party or otherwise, to the fullest extent permitted under Delaware law and the Company’s by-laws.

Financial Statements and Supplementary Data

Reference is made to the disclosure set forth under Item 9.01 of this Current Report on Form 8-K concerning the Company’s financial statements and supplementary data.

Changes in and Disagreements with Accountants on Accounting and Financial Disclosure

Reference is made to the disclosure set forth under Item 4.01 of this Current Report on Form 8-K concerning the changes in certifying accountant.

Financial Statements and Exhibits

The information set forth in Item 9.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

On October 26, 2022, the Nasdaq Stock Market LLC filed Form 25 with the SEC in connection with the delisting of the Company’s previously issued Mana Units and Mana Rights from the Nasdaq Global Market. The Company’s Common Stock and redeemable Public Warrants began trading under the new symbols “CDIO” and CDIOW,” respectively, commencing on October 26, 2022. In connection with commencement of trading under the new symbols, the Company requested that trading be moved from the Nasdaq Global Market to the Nasdaq Capital Market, which platform the Company believes is more appropriate for a company of its size. Nasdaq concurred and the move to the Nasdaq Capital Market was effective on October 26, 2022.

Item 3.03.	Material Modification of Rights of Security Holders

On October 25, 2022, the Company filed its Second Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware. The Company’s Second Amended and Restated Certificate of Incorporation includes the amendment proposed by the Charter Proposal.

The description of the Company’s Second Amended and Restated Certificate of Incorporation and the general effect of the Second Amended and Restated Certificate of Incorporation upon the rights of the holders of the Company’s Common Stock are included in the Proxy Statement/Prospectus under the sections titled “Proposal No. 2 – The Charter Amendment Proposal,” and “Description of Mana’s Securities” beginning on pages 96 and 195, respectively, are incorporated herein by reference.

The foregoing description of the Second Amended and Restated Certificate of Incorporation does not purport to be complete and is qualified in its entirety by the terms of the Second Amended and Restated Certificate of Incorporation, which is attached hereto as Exhibit 3.1 and are incorporated by reference.

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Item 5.01.	Changes in Control of Registrant

Reference is made to the disclosure beginning on page 89 of the Proxy Statement/Prospectus in the section titled “Proposal No. 1 — The Business Combination Proposal – The Merger Agreement,” which is incorporated herein by reference. Further reference is made to the information contained in the “Explanatory Note” above and Item 2.01 to this Current Report on Form 8-K, which is incorporated herein by reference.

As of the date of the Closing, the Legacy Cardio Stockholders own approximately 72.8%, which includes the Company’s post-Closing directors and executive officers and their respective affiliated entities beneficially owning approximately 36.8% of the outstanding shares of the Company’s Common Stock (excluding outstanding options and the contingent right to receive Earnout Shares). The stockholders who owned Mana shares immediately prior to the Closing beneficially own approximately 27.2% of the outstanding shares of Common Stock following the Closing, based on 9,514,743 total shares of Common Stock outstanding following the Closing.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Departure of Directors and Officers

Effective as of the Closing of the Business Combination, Jonathan Intrater resigned as Chairman of the Board, Chief Executive Officer and Chief Financial Officer of the Company. Allan Liu and Loren Mortman also resigned as members of the Board of Directors, effective as of the Closing.

Election of Directors and Appointment of Officers

On the date of the Closing, and in accordance with the terms of the Merger Agreement, the Board became comprised of seven directors: Warren Hosseinion, MD, Meeshanthini (Meesha) Dogan, PhD, Robert Philibert, MD PhD, Brandon Sim, Stanley K. Lau, MD, Oded Levy and James Intrater. Immediately following the consummation of the Business Combination, the following individuals became the executive officers of the Company: Meeshanthini Dogan as Chief Executive Officer; Robert Philibert as Chief Medical Officer; Elisa Luqman as Chief Financial Officer; Timur Dogan as Chief Technology Officer and Khullani Abdullahi as Vice President of Revenue and Strategy. Concurrently with the consummation of the Business Combination, Mana’s officers and directors, resigned from their respective positions at the Company.

On the date of the Closing, the Company’s audit committee consisted of Oded Levy, James Intrater and Brandon Sim, with Mr. Levy serving as the chair of the committee. The Board determined that each of these individuals meets the independence requirements of the Sarbanes-Oxley Act of 2002, as amended, or the Sarbanes-Oxley Act, Rule 10A-3 under the Exchange Act and the applicable listing standards of the Nasdaq Stock Market. The Board determined that Mr. Levy qualified as an audit committee financial expert within the meaning of SEC regulations and met the financial sophistication requirements of the rules.

On the date of the Closing, the Company’s compensation committee consisted of Stanley Lau, James Intrater and Oded Levy with Dr. Lau serving as chair of the committee. The Board determined that each of these individuals is “independent” as defined under the applicable listing standards of the Nasdaq Stock Market and SEC rules and regulations.

On the date of the Closing, the Company’s nominating and corporate governance committee consisted of Brandon Sim, James Intrater and Stanley Lau, with Mr. Sim serving as chair of the committee. The Board determined that each of these individuals is “independent” as defined under the applicable listing standards of the Nasdaq Stock Market and SEC rules and regulations.

The information set forth in Item 2.01 of this Current Report on Form 8-K in the sections titled “Directors and Executive Officers,” “Executive Compensation,” “Director Compensation” and “Certain Relationships and Related Transactions” are incorporated herein by reference.

2022 Equity Incentive Plan

At the Special Meeting, the Mana stockholders considered and approved the Omnibus Incentive Plan.

A summary of the terms of the Omnibus Incentive Plan is set forth in the Proxy Statement/Prospectus in the section entitled “Proposal No. 2 – The Equity Plan Adoption Proposal” beginning on page 96 and is incorporated herein by reference.

The foregoing description of the Omnibus Incentive Plan and the information incorporated by reference in the preceding sentence does not purport to be complete and is qualified in its entirety by reference to the text of the Omnibus Incentive Plan, a copy of which is attached hereto as Exhibit 10.5 and is incorporated herein by reference.

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Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

The disclosure set forth in Item 3.03 of this Current Report on Form 8-K is incorporated into this Item 5.03 by reference.

Item 5.06.	Change in Shell Company Status

As a result of the Business Combination, the Company ceased being a shell company. The material terms of the Business Combination are described in the section entitled “Proposal No. 1 – The Business Combination Proposal” beginning on page 70 of the Proxy Statement/Prospectus, which is incorporated herein by reference. In addition, the information set forth under “Introductory Note” and under Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders

On October 25, 2022, Mana held a special virtual meeting of its stockholders (the “Special Meeting”) at which the stockholders voted on the following proposals, as set forth below, each of which is described in detail in the Proxy Statement/Prospectus. Of the 8,125,000 shares of Mana’s common stock entitled to vote at the meeting, 6,429,216 shares were represented at the meeting in person or by proxy, which is 79.13% and constituted a quorum. Each of the proposals described below was approved by the Mana stockholders. The voting results are presented below.

Proposal No. 1:

To approve the transactions contemplated under the Merger Agreement, referred to in the Proxy Statement/Prospectus as the “Business Combination Proposal.”

For	Against	Abstain
6,051,629	377,587	0

Proposal No. 2:

To approve and adopt the proposed Second Amended and Restated Certificate of Incorporation, referred to in Proxy Statement/Prospectus as the “Charter Amendment Proposal.”

For	Against	Abstain
5,940,655	488,561	0

Proposal No. 3:

To approve and adopt the Cardio Diagnostics Holdings Inc. 2022 Equity Incentive Plan, referred to in the Proxy Statement/Prospectus as the “Equity Plan Adoption Proposal.”

For	Against	Abstain
5,940,115	488,561	540

Proposal No. 4:

To approve the issuance of the securities in the Business Combination, referred to in the Proxy Statement/Prospectus as the “Nasdaq 20% Share Issuance Proposal.”

For	Against	Abstain
5,940,655	488,561	0

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Proposal No.5:

To elect Warren Hosseinion, MD, Meeshanthini (Meesha) Dogan, PhD, Robert (Rob) Philibert, MD PhD, James Intrater, Stanley Lau, MD, Oded Levy and Brandon Sim to serve as directors on the Board, referred to in the Proxy Statement/Prospectus as the “Director Election Proposal.”

For	Against	Abstain
5,940,655	488,561	0

Proposal No. 6:

To approve the adjournment of the special meeting, if necessary or advisable, to permit further solicitation and vote of proxies in the event that there are insufficient votes, referred to in the Proxy Statement/Prospectus as the “Adjournment Proposal.”

For	Against	Abstain
5,765,721	663,495	0

Because Proposals No. 1 through No. 5 each received the required approval, Proposal No. 6 was rendered moot and was not voted on at the Special Meeting.

Item 7.01.	Regulation FD Disclosure

On October 26, 2022, the Company issued a press release announcing the completion of the Business Combination, a copy of which is furnished as Exhibit 99.2 hereto.

The information set forth in Item 7.01 (including Exhibit 99.2) shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01.	Financial Statements and Exhibits

(a) Financial Statements of Business Acquired

The audited consolidated financial statements of Legacy Cardio as of and for the years ended December 31, 2021 and 2020 are included in the Proxy Statement/Prospectus beginning on page F-38, which audited financial statements are incorporated herein by reference.

The unaudited consolidated financial statements of Legacy Cardio as of June 30, 2022 and for the three and six months ended June 30, 2022 and 2021 are included in the Proxy Statement/Prospectus beginning on page F-54, which unaudited financial statements are incorporated herein by reference.

(b) Pro Forma Financial Information

The unaudited pro forma condensed combined financial information of the Company for the year ended December 31, 2021 and as of and for the six months ended June 30, 2022 is set forth in Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

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(c) Exhibits

		Incorporation by Reference
Exhibit Number	Description	Form	Exhibit	Filing Date

2.1	Agreement and Plan of Merger dated as of May 27, 2022 by and among Mana Capital Acquisition Corp., Mana Merger Sub, Inc., Cardio Diagnostics, Inc., and Meeshanthini (Meesha) Dogan, as representatives of the shareholders (included as Annex A to the Proxy Statement/Prospectus)	S-4/A	2.1	10/4/22
2.2	Amendment dated September 15, 2022 to Agreement and Plan of Merger dated as of May 27, 2022 by and among Mana Capital Acquisition Corp., Mana Merger Sub, Inc., Cardio Diagnostics, Inc., and Meeshanthini (Meesha) Dogan, as representatives of the shareholders	S-4/A	2.2	10/4/22
2.3*	Waiver Agreement dated as of October 25, 2022 with respect to Agreement and Plan of Merger dated as of May 27, 2022, as amended on September 15, 2022
3.1*	Second Amended and Restated Certificate of Incorporation of Cardio Diagnostics Holdings Inc., dated October 25, 2022
4.1	Specimen Stock Certificate	S-1	4.2	11/10/21
4.2	Specimen Warrant Certificate (contained in Exhibit 4.3)	S-1	4.3	11/10/21
4.3	Warrant Agreement, dated November 22, 2021, by and between the Company and Continental Stock Transfer & Trust Company, as warrant agent	S-1	4.4	11/10/21
10.1	Form of Non-Competition and Non-Solicitation Agreement	S-4	10.8	5/31/22
10.2	Form of Lock-up Agreement	S-4	10.6	5/31/22
10.3	Registration Rights Agreement, dated November 22, 2021, by and among the Company, the Sponsor and other holders party thereto	S-1/A	10.3	11/10/21
10.4*#	Cardio Diagnostics Holdings, Inc. 2022 Equity Incentive Plan
21.1*	List of Subsidiaries
99.1*	Unaudited Pro Forma Condensed Combined Financial Information
99.2*	Press Release, dated October 26, 2022
104*	Cover Page Interactive Date File (embedded with the Inline XBRL document)
*	Filed herewith.
#	Indicates a management contract or compensatory plan, contract or arrangement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 31, 2022	CARDIO DIAGNOSTICS HOLDINGS INC.

	By:	/s/ Elisa Luqman
Elisa Luqman Chief Financial Officer

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